UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 24, 2023

Crescent Energy Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

(713) 337-4600
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
For the three and nine months ended September 30, 2023, Crescent Energy Company (the “Company” or “Crescent”) expects to report $69 million and $160 million, respectively, of net cash settlements paid on Crescent's hedge positions, composed of the following:

	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2023
	(in millions)
Net Realized Loss on Derivative Settlements	$55	$111
Settlement of Acquired Derivative Contracts(1)	14	49
Net Cash Settlements Paid	$69	$160

The dollar amounts included in this Current Report on Form 8-K are preliminary and subject to change. Such amounts as disclosed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on current expectations but remain subject to a number of assumptions, risks and uncertainties. Consequently, actual final results could differ materially from current expectations. Final dollar amounts for the three and nine months ended September 30, 2023 will be reported in Crescent’s Quarterly Report on Form 10-Q for the period ended September 30, 2023.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

(1) Represents the settlement of certain oil commodity derivative contracts acquired in connection with Crescent’s purchase of all the issued and outstanding membership interests of Uinta AssetCo, LLC, a Texas limited liability company that holds all development and production assets of, and certain obligations formerly held by EP Energy E&P Company, L.P. located in the State of Utah, in March 2022. The Company expects to report these settlements as negative adjustments on the Statements of Cash Flows and as reductions to Adjusted EBITDAX.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 24, 2023
CRESCENT ENERGY COMPANY
By:    /s/ Brandi Kendall
Name:    Brandi Kendall
Title:    Chief Financial Officer

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